EXHIBIT 99

                     BANC OF AMERICA SECURITIES [LOGO](TM)

--------------------------------------------------------------------------------

MBS NEW ISSUE TERM SHEET

BANC OF AMERICA FUNDING CORPORATION

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
$154,245,000 (APPROXIMATE)

BANK OF AMERICA, N.A.
ORIGINATOR AND SERVICER

BANK OF AMERICA(R) [LOGO](SM)

APRIL 26, 2002

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BAFC 2002-1 $154,245,000 (approximate)
--------------------------------------------------------------------------------


CONTACT:    BANC OF AMERICA SECURITIES LLC

      Mortgage Trading (Charlotte)  (704) 388-1597    (704) 335-5904 (Fax)
      Mark Ryan                     (mark.i.ryan@bankofamerica.com)
      Dan Slegelmilch               (dan.l.slegelmilch@bankofamerica.com)
      David Nagle                   (david.w.nagle@bankofamerica.com)
      Adam Webb                     (adam.x.webb@bankofamerica.com)

      Mortgage Trading (New York)   (212) 583-8340    (212)-847-5144 (Fax)
      Lee Godfrey                   (lee.m.godfrey@bankofamerica.com)

      Mortgage Finance              (704) 388-9668 (Fax)
      Michael Schoffelen            (704) 386-0932
                                    (michael.p.schoffelen@bankofamerica.com)
      Shaun Ahmad                   (704) 387-2658
                                    (shaun.ahmad@bankofamerica.com)


BANC OF AMERICA SECURITIES LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BAFC 2002-1 $154,245,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------

Transaction:                        Banc of America Funding Corporation, Series
                                    2002-1

Lead Manager:                       Banc of America Securities LLC

Originator and Servicer:            Bank of America, N.A.

Seller:                             Banc of America Mortgage Capital Corporation

Trustee and Custodian:              The Bank of New York

Transaction Size:                   Approximately $154,245,000 (subject to a
                                    variance of 5%)

Securities Offered:                 Class A, Class B-1, Class B-2 and Class B-3
                                    Certificates. (The Class B-4, Class B-5 and
                                    Class B-6 Certificates will be privately placed.)

Collateral:                         Thirty year and fifteen year fixed rate
                                    fully amortizing, one-to-four family,
                                    residential first lien mortgage loans.

Rating Agencies:                    At least two of the following: Moody's
                                    Investors Service, Fitch Ratings, or
                                    Standard & Poor's

AAA Subordination Percentage:       4.00% (plus or minus 0.50%)

Expected Closing Date:              May 30, 2002

Collection Period:                  The calendar month preceding the month of
                                    the current Distribution Date

Distribution Date:                  20th of each month, or the next succeeding
                                    Business Date
                                    First Payment Date: June 20th, 2002

Statistical Calculation Date:       April 18, 2002 with scheduled balances
                                    rolled to May 1, 2002

Cut-Off Date:                       May 1, 2002

Senior Certificates:                Class A Certificates

Subordinate Certificates:           Class B-1, B-2, B-3, B-4, B-5 and B-6
                                    Certificates

Day Count:                          30/360

Prepayment Speed:                   100% PPC which shall be defined as 6% CPR
                                    building up to 20% CPR over the first 12
                                    months (increasing by approximately 1.273%
                                    CPR each month during that time period). The
                                    prepayment speed will remain at 20% CPR
                                    after month 12.
--------------------------------------------------------------------------------


BANC OF AMERICA SECURITIES LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BAFC 2002-1 $154,245,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          PRELIMINARY SUMMARY OF TERMS
--------------------------------------------------------------------------------

Optional Clean-up Call:             Any Distribution Date on or after which the
                                    Aggregate Principal Balance of the Mortgage
                                    Loans declines to 1% or less of the
                                    Aggregate Principal Balance as of the
                                    Statistical Calculation Date ("Statistical
                                    Calculation Date Pool Principal Balance")

Administrative Fee:                 The Administrative Fees with respect to the
                                    Trust are payable out of the interest
                                    payments received on each Mortgage Loan. The
                                    "Administrative Fees" consist of (a)
                                    servicing compensation payable to the
                                    Servicer in respect of its servicing
                                    activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative
                                    Fees will accrue on the Stated Principal
                                    Balance of each Mortgage Loan at a rate (the
                                    "Administrative Fee Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee Fee Rate. The Trustee Fee
                                    Rate will be 0.0040% per annum.

Clearing:                           DTC, Clearstream and Euroclear

Underwriting Standards:             Certain of the mortgage loans will have been
                                    originated using underwriting standards that are different from and, in certain respects, less stringent than the general underwriting policies of Bank of America, N.A. for prime quality mortgage loans For example, certain of the mortgage loans may have been originated with higher maximum loan-to-value ratios, less restrictive requirements for investment properties or "equity take out" financings, may be secured by shares in cooperative housing corporations,
                                    "condotels" or unique parcels of land, or may have been made to foreign nationals. In addition, some of the mortgage loans are "no ratio" loans for which ratios of the related prospective borrowers' debt service on the mortgage loan and total debt obligations to income were not required to be taken into account in making the loan. Accordingly, the mortgage loans may also experience rates of delinquencies, defaults, foreclosure, bankruptcy and loss that are higher than those experienced by mortgage loans underwritten to Bank of America, N.A.'s general underwriting standards for prime mortgage loans.

SMMEA Eligibility:                  [The Class A Certificates and the Class B-1
                                    Certificates are expected to constitute
                                    "mortgage related securities" for purposes of SMMEA.]

ERISA Eligibility:                  Only the Class A Certificates are expected
                                    to be ERISA eligible.

Tax Structure:                      REMIC

                              Original Certificate     Minimum      Incremental
Denominations:                        Form          Denominations  Denominations

      Class A Certificates         Book Entry           $1,000           $1
      Classes B-1, B-2, B-3,
      B-4, B-5 and B-6             Book Entry          $25,000           $1
--------------------------------------------------------------------------------


BANC OF AMERICA SECURITIES LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BAFC 2002-1 $154,245,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PREPAYMENT HISTORY
--------------------------------------------------------------------------------
The table below displays the prepayment history of the collateral pool.
--------------------------------------------------------------------------------

                           ----------------------------
                               MONTH              CPR
                           ----------------------------
                           October 2001           4.32%
                           November 2001         21.88%
                           December 2001         20.32%
                           January 2002          19.13%
                           February 2002         14.69%
                           March 2002            21.39%
                           April 2002            32.43%
                           ----------------------------


BANC OF AMERICA SECURITIES LLC                                                 5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BAFC 2002-1 $154,245,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE MORTGAGE LOANS

The Mortgage Loans consist of Fixed rate residential mortgage loans which are conventional, fully amortizing, one-to-four family, residential first lien mortgage loans that have original terms to stated maturity of approximately 15 or 30 years. All loans with loan to value ratios greater than 80% have borrower paid mortgage insurance coverage down to at least 80%. Loans with loan to value ratios greater than or equal to 95% have a weighted average mortgage insurance coverage of 34.93%. All loans are current and no delinquent loans will be included in the pool.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Statistical Calculation Date. The balances and percentages may not be exact due to rounding.

-----------------------------------------------------------------------------------------------
                                                   COLLATERAL SUMMARY   RANGES (IF APPLICABLE)
TOTAL OUTSTANDING LOAN BALANCE                           $154,244,701
TOTAL NUMBER OF LOANS                                             596
AVERAGE LOAN PRINCIPAL BALANCE                               $258,800    $32,187 to $1,182,903
WA GROSS COUPON                                                7.483%         6.375% to 9.500%
WA FICO                                                           715               487 to 810
WA ORIGINAL TERM (MOS.)                                           358               180 to 360
WA REMAINING TERM (MOS.)                                          349               168 to 359
WA OLTV                                                        78.92%        20.47% to 103.00%
GEOGRAPHIC CONCENTRATION OF  MORTGAGED               CA        44.97%
PROPERTIES (TOP 5 STATES) BASED ON THE AGGREGATE     TX         6.87%
STATED PRINCIPAL BALANCE                             FL         3.83%
                                                     VA         3.62%
                                                     MD         3.62%

--------------------------------------------------------------------------------


BANC OF AMERICA SECURITIES LLC                                                 6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BAFC 2002-1 $154,245,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Statistical Calculation Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                      OCCUPANCY OF MORTGAGED PROPERTIES (1)

================================================================================
                                           AGGREGATE
                                       STATED PRINCIPAL        % OF STATISTICAL
                       NUMBER OF         BALANCE AS OF         CALCULATION DATE
                       MORTGAGE     STATISTICAL CALCULATION     POOL PRINCIPAL
  OCCUPANCY              LOANS               DATE                   BALANCE
================================================================================
Primary Residence         588           $151,463,289.12              98.20%
Second Home                 4              1,384,531.71               0.90
Investor Property           4              1,396,879.73               0.91
--------------------------------------------------------------------------------
            TOTAL         596           $154,244,700.56             100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                                 PROPERTY TYPES

================================================================================
                                           AGGREGATE
                                       STATED PRINCIPAL        % OF STATISTICAL
                       NUMBER OF         BALANCE AS OF         CALCULATION DATE
                       MORTGAGE     STATISTICAL CALCULATION     POOL PRINCIPAL
     PROPERTY TYPE       LOANS               DATE                   BALANCE
================================================================================
Single Family Residence   422           $104,958,746.47              68.05%
PUD - Attached             17              4,265,996.04               2.77
Condominium                39              6,897,455.75               4.47
2-Family                    5              2,369,378.20               1.54
Townhouse                   2                208,389.58               0.14
4-Family                    2                922,493.48               0.60
PUD - Detached            109             34,622,241.04              22.45
--------------------------------------------------------------------------------
TOTAL                     596           $154,244,700.56             100.00%
================================================================================

                              MORTGAGE LOAN PURPOSE

================================================================================
                                           AGGREGATE
                                       STATED PRINCIPAL        % OF STATISTICAL
                       NUMBER OF         BALANCE AS OF         CALCULATION DATE
                       MORTGAGE     STATISTICAL CALCULATION     POOL PRINCIPAL
           PURPOSE       LOANS               DATE                   BALANCE
================================================================================
Purchase                  455            $93,983,039.22              60.93%
Refinance - Rate/Term      79             34,734,315.40              22.52
Refinance - Cashout        62             25,527,345.94              16.55
--------------------------------------------------------------------------------
            TOTAL         596           $154,244,700.56             100.00%
================================================================================


BANC OF AMERICA SECURITIES LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BAFC 2002-1 $154,245,000 (approximate)
--------------------------------------------------------------------------------


            GEOGRAPHICAL DISTRIBUTION OF THE MORTGAGE PROPERTIES (1)

================================================================================
                                           AGGREGATE
                                       STATED PRINCIPAL        % OF STATISTICAL
                       NUMBER OF         BALANCE AS OF         CALCULATION DATE
                       MORTGAGE     STATISTICAL CALCULATION     POOL PRINCIPAL
    GEOGRAPHIC AREA      LOANS               DATE                   BALANCE
================================================================================
Alabama                     1               $499,903.45               0.32%
Arizona                    16              3,954,759.25               2.56
Arkansas                   12              1,546,415.34               1.00
California                193             69,365,999.37              44.97
Colorado                   15              5,548,597.29               3.60
Connecticut                 1                204,068.75               0.13
District of Columbia        4              1,893,645.39               1.23
Florida                    36              5,903,997.18               3.83
Georgia                    11              1,688,577.95               1.09
Hawaii                      2              1,179,715.34               0.76
Idaho                       3                636,714.92               0.41
Illinois                   17              3,399,142.21               2.20
Indiana                     2                187,802.57               0.12
Iowa                        5                784,811.25               0.51
Kansas                     11              1,023,737.36               0.66
Kentucky                    3                340,340.65               0.22
Maine                       1                218,657.28               0.14
Maryland                   24              5,584,829.79               3.62
Massachusetts               5              1,497,335.46               0.97
Michigan                    3                348,789.02               0.23
Minnesota                  13              2,807,591.21               1.82
Missouri                   16              1,622,444.62               1.05
Nevada                      9              2,900,385.17               1.88
New Hampshire               1                260,486.79               0.17
New Jersey                  2                633,021.74               0.41
New Mexico                  9              2,394,344.93               1.55
New York                    5              1,774,372.35               1.15
North Carolina             13              3,017,300.74               1.96
Ohio                       10              1,692,709.62               1.10
Oklahoma                    5                481,380.08               0.31
Oregon                      5              1,171,451.23               0.76
Pennsylvania               18              3,014,606.36               1.95
South Carolina             15              2,416,839.82               1.57
Tennessee                  15              2,572,277.03               1.67
Texas                      54             10,597,474.47               6.87
Utah                        2                919,382.48               0.60
Vermont                     2                793,446.40               0.51
Virginia                   18              5,585,711.48               3.62
Washington                 15              3,443,657.31               2.23
West Virginia               2                 96,086.42               0.06
Wisconsin                   2                241,890.49               0.16
--------------------------------------------------------------------------------
            TOTAL         596           $154,244,700.56             100.00%
================================================================================

(1) As of the Statistical Calculation Date, no more than approximately 0.96% of the Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


BANC OF AMERICA SECURITIES LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BAFC 2002-1 $154,245,000 (approximate)
--------------------------------------------------------------------------------


                      MORTGAGE LOAN PRINCIPAL BALANCES (1)

=============================================================================================
                                                         AGGREGATE
                                                     STATED PRINCIPAL        % OF STATISTICAL
                                     NUMBER OF         BALANCE AS OF         CALCULATION DATE
CURRENT MORTGAGE LOAN                MORTGAGE     STATISTICAL CALCULATION     POOL PRINCIPAL
PRINCIPAL BALANCES                     LOANS               DATE                   BALANCE
=============================================================================================
$0.01 to $200,000.00                    282            $33,831,426.77              21.93%
$200,000.01 to $250,000.00               30              6,625,105.04               4.30
$250,000.01 to $300,000.00               56             15,830,469.98              10.26
$300,000.01 to $350,000.00               77             25,053,633.42              16.24
$350,000.01 to $400,000.00               67             25,311,181.23              16.41
$400,000.01 to $450,000.00               22              9,396,772.63               6.09
$450,000.01 to $500,000.00               20              9,596,994.87               6.22
$500,000.01 to $550,000.00               13              6,887,338.05               4.47
$550,000.01 to $600,000.00                7              4,105,248.34               2.66
$600,000.01 to $650,000.00                5              3,145,889.54               2.04
$700,000.01 to $750,000.00                7              5,087,418.27               3.30
$750,000.01 to $800,000.00                1                793,110.89               0.51
$800,000.01 to $850,000.00                3              2,501,708.10               1.62
$850,000.01 to $900,000.00                1                870,633.35               0.56
$950,000.01 to $1,000,000.00              3              2,959,465.66               1.92
$1,050,000.01 to $1,100,000.00            1              1,065,401.45               0.69
$1,150,000.01 to $1,200,000.00            1              1,182,902.97               0.77
---------------------------------------------------------------------------------------------
            TOTAL                       596           $154,244,700.56             100.00%
=============================================================================================

(1) As of the Statistical Calculation Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $258,800.


BANC OF AMERICA SECURITIES LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BAFC 2002-1 $154,245,000 (approximate)
--------------------------------------------------------------------------------


                        ORIGINAL LOAN-TO-VALUE RATIOS (1)

====================================================================================================
                                                                             % OF
                                                AGGREGATE STATED         STATISTICAL
                                 NUMBER OF    PRINCIPAL BALANCE AS     CALCULATION DATE    WEIGHTED
                                  MORTGAGE       OF STATISTICAL         POOL PRINCIPAL    AVERAGE MI
ORIGINAL LOAN-TO-VALUE RATIOS      LOANS        CALCULATION DATE           BALANCE         COVERAGE
====================================================================================================
20.01% to 25.00%                      1             $166,984.51               0.11%           0.00%
25.01% to 30.00%                      3            1,288,295.00               0.84            0.00%
30.01% to 35.00%                      2            1,370,088.50               0.89            0.00%
35.01% to 40.00%                      3            1,344,753.81               0.87            0.00%
40.01% to 45.00%                      4            1,866,334.32               1.21            0.00%
45.01% to 50.00%                      7            3,104,683.72               2.01            0.00%
50.01% to 55.00%                     17            8,056,812.72               5.22            0.00%
55.01% to 60.00%                      8            3,554,515.83               2.30            0.00%
60.01% to 65.00%                     27           14,296,203.19               9.27            0.00%
65.01% to 70.00%                     42           17,319,072.43              11.23            0.00%
70.01% to 75.00%                     56           21,607,863.36              14.01            0.00%
75.01% to 80.00%                     78           28,157,138.22              18.25            0.00%
80.01% to 85.00%                      1              280,711.71               0.18           12.00%
85.01% to 90.00%                      5            1,844,950.05               1.20           25.00%
90.01% to 95.00%                      2              558,693.97               0.36           30.00%
95.01% to 100.00%                   166           25,288,881.60              16.40           34.95%
100.01% to 103.00%                  174           24,138,717.62              15.65           34.97%
----------------------------------------------------------------------------------------------------
            TOTAL                   596         $154,244,700.56             100.00%          11.63%
====================================================================================================

(1) As of the Statistical Calculation Date, the weighted average Loan-To-Value Ratio at origination of the Mortgage Loans is expected to be approximately 78.92%.

                           MORTGAGE INTEREST RATES (1)

================================================================================
                                             AGGREGATE
                                         STATED PRINCIPAL       % OF STATISTICAL
                          NUMBER OF        BALANCE AS OF        CALCULATION DATE
                          MORTGAGE    STATISTICAL CALCULATION    POOL PRINCIPAL
MORTGAGE INTEREST RATES     LOANS              DATE                  BALANCE
================================================================================
6.251% to 6.500%                 4            $1,563,980.99              1.01%
6.501% to 6.750%                 9             3,251,648.34              2.11
6.751% to 7.000%                57            20,791,496.54             13.48
7.001% to 7.250%               111            31,045,786.91             20.13
7.251% to 7.500%               154            39,682,011.76             25.73
7.501% to 7.750%               123            27,249,207.84             17.67
7.751% to 8.000%                75            16,860,174.85             10.93
8.001% to 8.250%                54             9,946,212.14              6.45
8.251% to 8.500%                 4             1,399,141.20              0.91
8.501% to 8.750%                 3             1,618,258.24              1.05
8.751% to 9.000%                 1               516,671.96              0.33
9.251% to 9.500%                 1               320,109.79              0.21
--------------------------------------------------------------------------------
            TOTAL              596          $154,244,700.56            100.00%
================================================================================

(1) As of the Statistical Calculation Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 7.483%.


BANC OF AMERICA SECURITIES LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BAFC 2002-1 $154,245,000 (approximate)
--------------------------------------------------------------------------------


                               REMAINING TERMS (1)

================================================================================
                                           AGGREGATE
                                       STATED PRINCIPAL        % OF STATISTICAL
                       NUMBER OF         BALANCE AS OF         CALCULATION DATE
                       MORTGAGE     STATISTICAL CALCULATION     POOL PRINCIPAL
REMAINING TERM           LOANS               DATE                   BALANCE
================================================================================
121 to 180 months           6             $1,957,250.69               1.27%
301 to 360 months         590            152,287,449.87              98.73
--------------------------------------------------------------------------------
            TOTAL         596           $154,244,700.56             100.00%
================================================================================

(1) As of the Statistical Calculation Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 349 months.

                        CREDIT SCORING OF MORTGAGORS (1)

================================================================================
                                           AGGREGATE
                                       STATED PRINCIPAL        % OF STATISTICAL
                       NUMBER OF         BALANCE AS OF         CALCULATION DATE
                       MORTGAGE     STATISTICAL CALCULATION     POOL PRINCIPAL
  CREDIT SCORES          LOANS               DATE                   BALANCE
================================================================================
487 to 550                  6             $1,789,924.51               1.16%
551 to 600                 42             15,503,232.22              10.05
601 to 650                  5              1,772,563.17               1.15
651 to 700                 60             23,368,771.46              15.15
701 to 750                290             64,679,496.44              41.93
751 to 800                185             45,251,481.48              29.34
801 to 850                  7              1,742,833.97               1.13
Not Scored                  1                136,397.31               0.09
--------------------------------------------------------------------------------
            TOTAL         596           $154,244,700.56             100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).


BANC OF AMERICA SECURITIES LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.